	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2002-4

	Distribution Number	30
	Beginning Date of Collection Period	01-Apr-05
	End Date of Collection Period	30-Apr-05
	Payment Date	20-May-05
	Previous Payment Date	20-Apr-05

	Funds Reconciliation
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	11,768,975.55
	Available Payment Amount	11,691,377.87
	Principal Collections	9,863,773.73
	Interest Collections (net of servicing fee)	1,827,604.14
	Collections of Interest (net of servicing fee and principal recoveries)	1,827,604.14
	Servicing Fee	105,872.68
	Principal recoveries	-
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00
	Insured Amounts, if any	0.00

	Payments	11,768,975.55
	Interest Paid to Notes	500,460.11
	Principal Paid to Notes	-
	Servicing Fee	105,872.68
	Ownership Interest	11,162,642.76

	Pool Balance
	Beginning Pool Balance	254,094,434.57
	Principal Collections (including repurchases)	9,863,773.73
	Charge Off Amount	(238,443.98)
	Ending Pool Balance	243,992,216.86

	Collateral Performance
	Cash Yield (% of beginning balance)	9.13%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.13%
	Net Yield	8.01%
	Cumulative Realized Losses	(7,694,305.88)
	Cumulative Loss Percentage	0.89%

	Delinquent Home Equity Loans
	One Payment principal balance of Home Equity Loans	5,410,299.15
	One Payment number of Home Equity Loans	63
	Two Payments principal balance of Home Equity Loans	1,354,527.29
	Two Payments number of Home Equity Loans	15
	Three Payments + principal balance of Home Equity Loans	11,300,178.25
	Three Payments + number of Home Equity Loans	128
	Three Payment Plus Delinquency Percentage	4.63%
	Three Payment Plus Rolling Average	4.48%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	2,944
	Number of Home Equity Loans outstanding (Ending of Collection Period)	2,851
	Principal balance of REO as of the end of the collection period	2,623,253.58
	Number of loans that went into REO during the collection period	7
	Principal balance of loans that went into REO during the collection period	840,662.05

	Overcollateralization
	Begin Overcollateralization Amount	84,446,938.45
	Overcollateralization Release Amount	9,863,773.73
	Distributable Excess Cashflow	-
	Additional Principal Reduction Amount	(238,443.98)
	End Overcollateralization Amount	74,344,720.74

	Target Overcollateralization Amount	47,578,482.29
	Interim Overcollateralization Amount	84,208,494.47
	Interim Overcollateralization Deficiency	-

	Excess Cashflow	11,162,642.76

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Balance as Percent of Total Original Note Principal Amount	20.04%

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	0.591113
	2. Principal Distribution per $1,000	0.000000
	3. Interest Distribution per $1,000	0.591113

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	2.99000%
	2. Formula Rate (1-mo. Libor plus 55 bps)	3.54000%
	3. Available Funds Cap	12.99901%
	4. Note Rate	3.54000%
	5. Days in Accrual Period	30

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	500,460.11
	7. Current Interest and Interest Carry forward Amount paid	500,460.11
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	169,647,496.12
	2. Principal Payment Amount paid	-
	3. Distributable Excess Cashflow paid	-
	4. Note Principal Amount, after payments	169,647,496.12

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	0.2003774
	6. Note Principal Amount as a % of the Pool Balance, after payments	0.6952988

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-4

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance
Corporation ("HSBC Finance"), as Master Servicer (the "Master
Servicer"), pursuant to a Sale and Servicing Agreement dated as of
November 14, 2002 (the "Sale and Servicing Agreement"), by and
among HFC Revolving Corporation, as Depositor, Household Home Equity Loan Trust 2002-4, the Trust, HSBC Finance Corporation, the
Master Servicer and JPMorgan Chase Bank (as successor to Bank One,
National Association) as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sale and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on May 20, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the Master Servicer has performed in all material
	respects all its obligations under the Sale and Servicing
	Agreement through the Collection Period preceding such Payment
	Date and that, except as may be noted on the Servicing
	Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have
	occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 17th day of May, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ Joyce Bevacqua
Title: Servicing Officer